UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

December 30, 2011

Date of Report (Date of Earliest event reported)

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8400

Global NuTech, Inc.

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) amends and restates Item 9.01 of the Current Report on Form 8-K and Form 8-K/A filed by Global NuTech, Inc. (n/k/a Texas Gulf Energy, Incorporated, the “Company”) with the Securities and Exchange Commission on December 30, 2011 and January 6, 2012, respectively (collectively, the “Original Filing”). As permitted under Item 9.01(a)(4) of Form 8-K, the Original Filing did not include certain financial statements and pro forma financial information. The Company is filing this Second Amendment to provide the required financial statements and pro forma financial information referenced in Item 9.01(a) and (b) of the Original Filing.

Only Item 9.01 has been amended and restated in this Second Amendment and, unless otherwise indicated in this Second Amendment, this Second Amendment continues to describe conditions at the time of the reported events as described in the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context.  This Second Amendment should be read in conjunction with the Original Filing and the registrant's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 1.01 Entry Into a Material Definitive Agreement.

Please see the disclosures set forth under Item 2.01 herein below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 30, 2011 (the “Closing Date”), Global NuTech, Inc., a Nevada corporation (the “Company”), entered into a share exchange agreement (the “Agreement”), as amended, with International Plant Services, L.L.C., a Texas limited liability company (“IPS”), and the two (2) individuals standing as equity-holders of IPS (the “Equity-Holders”). Pursuant to the terms of the Agreement, the Company acquired all of the membership interests of IPS from the Equity-Holders, representing one hundred percent (100%) ownership of IPS, in exchange for the issuance of (i) 29,411,765 newly-issued shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), of which 14,705,882 shares were issued to one of the Equity-Holders and 14,705,883 shares were issued to the other Equity-Holder, and (ii) 10,000,000 newly-issued shares of the Company's Series B Convertible Preferred Stock, par value $0.00001 per share (“Preferred Stock”) of which 5,000,000 shares were issued to each Equity Holder. As of the Closing Date, the Equity-Holders collectively beneficially own 90% of the issued and outstanding shares of Common Stock, and each individually 45% of the issued and outstanding shares of Common Stock (taking into consideration the mandatory cancellation of certain outstanding shares of Common Stock as required under the Agreement). As a result of the transaction, IPS became a wholly-owned subsidiary of the Company. The amount of the consideration given for the acquisition was determined pursuant to arm’s length negotiations between the parties. The summary of the Agreement and Amendment set forth above does not purport to be a complete statement of the terms of the Agreement. The summary is qualified in its entirety by reference to the full text of the Agreement and the Amendment which are being filed with this Current Report on Form 8-K/A (this “Report”) as Exhibit 2.1 and Exhibit 2.2 and incorporated herein by reference. A copy of the Certificate of Designation of the Series B Convertible Preferred Stock is attached hereto as Exhibits 3.1 and is qualified in its entirety by reference to its full text which is incorporated by reference herein.

The principal business of IPS involves the provision of construction services and placement of skilled industrial personnel within the energy sector, in the United States and other countries. Located in the greater Houston area, a primary location of the global oil and gas industry, IPS provides engineering, technical assistance and skilled craft support to its industrial clients.

On December 30, 2011, the Company also filed with the U.S. Securities and Exchange Commission (the “SEC”) an Information Statement complying with Rule 14f-1 under the Securities Exchange Act of 1934, as amended, that describes a change in a majority of the Company’s board of directors (the “Board”) that shall, not earlier than ten (10) days following the date of such filing, occur in connection with the change of control of the Company described in this Report (such date, the “Information Filing Date”). For further detail on the change of control, please see Item 5.02 herein below.

Item 2.03 Creation of a Direct Financial Obligation.

None

Item 3.02 Unregistered sales of equity Securities.

In connection with the closing of the Agreement described in Item 2.01 above, the Company issued 29,411,765 shares of Common Stock to the Equity-Holders as well as 10,000,000 shares of the Preferred Stock. Each of the Equity-Holders has represented that he is not a resident of the United States, that he was acquiring the shares of Common Stock for investment and not with a view toward resale or public distribution of such shares, and acknowledged that such shares had not been registered under the Securities Act of 1933 (the “Securities Act”) and that they constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act. The certificates representing such shares will bear a restrictive legend. The issuance of securities to the Equity-Holders under the Agreement was conducted in reliance on Regulation S.

Item 5.01 Changes in Control of Registrant.

On the Closing Date, the Company acquired all of the membership interests of IPS in exchange for the issuance of 29,411,765 newly-issued shares of Common Stock and 10,000,000 newly-issued shares of Preferred Stock to the Equity-Holders. Upon the issuance of the shares of Common Stock and the cancellation of certain outstanding shares of Common Stock as contemplated by the Agreement, each of the Equity-Holders shall own 37% of the issued and outstanding shares of Common Stock, and each shall own (pursuant to ownership of Common Stock and ownership of shares of the Company’s preferred stock) 40% of the issued and outstanding shares of voting capital stock of the Company.

Upon the Closing Date, and effective as of the Company’s compliance with Rule 14f-1 promulgated under the Exchange Act, the Board accepted the resignations of John Magner and Pamela Stewart, and appointed David Mathews to serve as a member of the Board as described in Item 5.02 herein below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, John Magner tendered his resignation as President of the Company, effective immediately.

On the Closing Date, John Magner and Pamela Stewart tendered their resignations as members of the Board, effective upon the Company’s compliance with Rule 14f-1 promulgated under the Exchange Act, which the Company anticipates will be ten (10) days following the Information Filing Date.

Effective as of the Closing Date, and pursuant to John Magner’s resignation as President of the Company, the Board appointed Craig Crawford, the current Chief Financial Officer of the Company and member of the Board, to serve as the President of the Company. For information regarding Mr. Crawford’s professional background, please see the Company’s Current Report on Form 8-K filed with the SEC on November 23, 2011. In connection with Mr. Crawford’s official appointments, the Company and Mr. Crawford also entered into an employment agreement (the “Crawford Agreement”), effective January 1, 2012, pursuant to which Mr. Crawford shall be employed by the Company for a term of three (3) years, and whereby Mr. Crawford shall be entitled to certain compensation and benefits. The summary of the Crawford Agreement set forth above does not purport to be a complete statement of the terms of the Crawford Agreement. The summary is qualified in its entirety by reference to the full text of the Crawford Agreement which is being filed with this Report as Exhibit 10.1 and incorporated herein by reference.

Effective as of the Closing Date, the Board appointed David Mathews to serve as the Chief Executive Officer of the Company. Mr. Mathews is fifty-nine (59) years in age. From 2006 until 2009, Mr. Mathews served as a Senior Vice President and Partner at InServ Construction Services, a division of Willbros Group, Inc. From 2010 until 2011 he served as Vice President, Gulf Coast Operations, of Ardent, LLC. During 2011, Mr. Mathews has served as the Chief Executive Officer of IPS. Mr. Mathews does not have a family relationship with any of the executive officers or directors of the Company.

In connection with Mr. Mathews’ appointment as Chief Executive Officer, the Company and Mr. Mathews also entered into an employment agreement (the “Mathews Agreement”), effective January 1, 2012, pursuant to which Mr. Mathews shall be employed by the Company for a term of three (3) years, and whereby Mr. Mathews shall be entitled to certain compensation and benefits. The summary of the Mathews Agreement set forth above does not purport to be a complete statement of the terms of the Mathews Agreement. The summary is qualified in its entirety by reference to the full text of the Mathews Agreement which is being filed with this Report as Exhibit 10.2 and incorporated herein by reference.

On the Closing Date, and pursuant to the resignations of John Magner and Pamela Stewart from the Board, the Board appointed David Mathews to serve as a member of the Board, with such appointment effective upon the Company’s compliance with Rule 14f-1 promulgated under the Exchange Act, which the Company anticipates will be ten (10) days following the Information Filing Date. In considering Mr. Mathews’ appointment, the Board was impressed with his prior experience in the energy sector. He shall serve in such capacity until his earlier resignation or due qualification of his successor. It has not been determined which committees of the Board that Mr. Mathews will serve on.

Item 9.01 Financial Statements and Exhibits.

(a)          Financial statements of business acquired. The financial statements that are required to be filed pursuant to this Item are included and filed herewith as Exhibits 99.1 and 99.2.

(b)          Pro forma financial information. The pro forma financial information that is required to be filed pursuant to this Item is included and filed herewith as Exhibit 99.3.

(c)          Shell company transactions. Not applicable.

d.	Exhibits.

EXHIBIT	DESCRIPTION	LOCATION

2.1	Share Exchange Agreement, dated December 30, 2011, by and among Global NuTech, Inc., International Plant Services, L.L.C. and the members of International Plant Services, L.L.C.	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2011.

2.2	Amendment No. 1 to Share Exchange Agreement, dated December 31, 2011, by and among Global NuTech, Inc., International Plant Services, L.L.C. and the members of International Plant Services, L.L.C.	Incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 6, 2012.

3.1	Certificate of Designation for Series B Convertible Preferred Stock, par value $0.00001 per share, filed with the Nevada Secretary of State on January 4, 2012.	Incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on January 6, 2012.

10.1	Employment Agreement by and between the Company and Craig Crawford.	Incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2011.

10.2	Employment Agreement by and between the Company and David Mathews.	Incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2011.

EXHIBIT	DESCRIPTION	LOCATION

99.1	Audited Financial Statements of International Plant Services, L.L.C. for the periods ended December 31, 2010 and 2009.	Provided herewith

99.2	Unaudited Financial Statements of International Plant Services, L.L.C. for the periods ended September 30, 2011 and 2010.	Provided herewith

99.3	Unaudited Pro forma financial information.	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K/A Amendment No.2 to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2012	TEXAS GULF ENERGY, INCORPORATED

	By:	/s/ Craig Crawford
Name: Craig Crawford
Title: Chief Financial Officer